NOTE AND PURCHASE AGREEMENT

This Note and Purchase Agreement (this “Agreement”) is dated as of June 18, 2018 among PARALLAX HEALTH SCIENCES, INC., a Nevada corporation with its principal place of business located at 1327 Ocean Avenue, Suite B, Santa Monica CA 90401 (the “Company”), and ________________________________________ with an address at __________________________________________ and the other purchasers, if any, identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

ARTICLE I

DEFINITIONS

1.1Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Closings” means the Initial Closing and each Subsequent Closing.

“Closing Date” means the date of (i) the Initial Closing; and (ii) each Subsequent Closing, respectively.

“Commission” means the Securities and Exchange Commission.

“Shares” means the Common Stock of the Company.

“Conversion Shares” means the common stock issuable upon exercise of the conversion of the Notes.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h) hereof.

“Initial Closing” shall have the meaning ascribed to such term in Section 2.1.

“Initial Offering” shall be the Company’s offering of the Notes in an amount not to exceed an aggregate principal amount of $450,000.

“Liens” shall mean any mortgages, claims, pledges, liens, taxes, charges, security interests, limitations, exceptions, restrictions, liabilities, obligations and contingencies or other encumbrances of any kind.

“Loan Amount” means, as to each Purchaser, the aggregate amount to be borrowed by the Company hereunder and evidenced by the Notes as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys’ fees.

“Material Adverse Effect” shall mean any event, change, occurrence, circumstance or effect or series of the foregoing that is materially adverse to (i) the business, operations, assets, financial condition, results of operations or prospects of the Company or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Notes” shall mean the Senior Secured Convertible Notes issued to the Purchasers pursuant to this Agreement, in the form attached hereto as Exhibit A-1.

“Warrant” shall mean the Warrant Agreement issued to the Purchasers pursuant to this Agreement, in the form attached hereto as Exhibit A-3.

“Registration Rights” shall mean the Registration Rights granted to the Purchasers pursuant to this Agreement, in the form attached hereto as Exhibit A-4.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback” Registration Rights which will require the Company to register the underlying common shares in the next registration statement it files.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Securities” means the Notes, Warrants and the Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” shall mean the Security Agreement issued to the Purchasers pursuant to this Agreement, in the form attached hereto as Exhibit A-2.

“Subsequent Closing” shall have the meaning ascribed to such term in Section 2.1.

“Trading Day” means any day during which the Trading Market shall be open for business.

“Transaction Documents” means this Agreement, the Notes, the Security Agreement, the Warrant Agreement and the Registration Rights Agreement.

ARTICLE II

PURCHASE AND ISSUANCE

2.1Closings. At each Closing, the Company agrees to borrow the Loan Amount from, and issue a corresponding Note equal to the Loan Amount to each Purchaser participating at such Closing, and, subject to the terms and conditions contained herein, each such Purchaser severally agrees to loan to the Company the Loan Amount set forth on the signature page to this Agreement. The initial closing (the “Initial Closing”) of the transactions hereunder shall take place at the offices of Company Counsel after the receipt by the Company of an aggregate Loan Amount from Purchasers of at least $150,000 and after it has been determined that all conditions in this Agreement have been met. Following the Initial Closing, the Company may, at subsequent closings (the “Subsequent Closings” and each a “Subsequent Closing”), borrow additional Loan Amounts from Purchasers until such time as the Company has issued Notes with an aggregate principal amount equal to $450,000 provided however that the Company will not issue any Notes greater than the Initial Offering without the consent of Purchasers holding, together, at least 70% of the Shares on an as-converted basis (assuming for such purpose the conversion of all outstanding Notes into Shares). At each Closing, funds equal to the Loan Amount of each Purchaser shall be delivered to the Company and the Company shall deliver to each such Purchaser his, her or its respective the Note as provided herein and the other items set forth in Section 2.2 issuable at such Closing.

2.2Conditions to Closing. Each Closing shall be subject to the following conditions and deliveries being met on such Closing’s Closing Date:

(a)At or prior to the Closing, unless otherwise indicated below, the Company shall deliver or cause to be delivered to each Purchaser participating in such Closing the following:

(i)a Senior Secured Convertible Promissory Note evidencing the Loan Amount loaned by such Purchaser, registered in the name of such Purchaser, duly executed by the Company;

(ii)a Security Agreement, duly executed by the Company;

(iii)a Warrant Agreement, duly executed by the Company;

(iv)a Registration Rights Agreement; and

(v)this Agreement, duly executed by the Company.

(b)At or prior to the Closing, each Purchaser participating in such Closing shall deliver or cause to be delivered to the Company the following:

(i)such Purchaser’s Loan Amount; and

(ii)this Agreement, duly executed by such Purchaser; and

(iii)Investor Questionnaire duly executed such Purchaser.

(c)It shall be a condition to the obligation of the Company, on the one hand, to issue and deliver the Notes at a Closing, and of the Purchasers participating in a Closing, on the other hand, to loan such Loan Amount represented by the respective Note, that all representations and warranties of the other party(ies) contained herein shall remain true and correct as of the Closing Date of such Closing and all covenants and obligations of the other party(ies) shall have been fully performed or otherwise satisfied or waived if due on or prior to such date.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to each Purchaser:

(a)Subsidiaries. The Company has no direct or indirect subsidiaries other than as disclosed to the Purchasers.

(b)Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business. The Company is not in violation of any of the provisions of its certificate of organization, operating agreement or other organizational or charter documents.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity. The Company is not in violation of any of the provisions of its certificate of organization, operating agreement or other organizational or charter documents except where such violation could not, individually or in the aggregate, constitute a Material Adverse Effect.

(d)No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of organization, operating agreement or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

(e)Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents.

(f)Issuance of the Notes, Warrants and Shares. The Notes and the Warrants are duly authorized and, when issued in accordance with the applicable Transaction Documents, will be duly and validly issued. The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved a sufficient number of Shares for issuance upon conversion of the Notes and Warrants as described in the Transaction Documents.

(g)Capitalization. The number of Shares issued and outstanding as of April 1, 2018 is 152,444,530 and all of such Shares are held in accordance with the capital table included in Exhibit C.  Pursuant to the terms of the Transaction Documents, 9,000,000 Shares have been reserved for issuance to Purchasers. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents except for the Purchasers. Except for the Notes and Warrants, other than as listed in the capitalization table in Exhibit C attached, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any Shares, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Shares, or securities or rights convertible or exchangeable into Shares. The issuance and sale of the Notes, Warrants and the Shares will not obligate the Company to issue Shares or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Notes, Warrants or Shares.

(h)Financial Statements. Except as otherwise disclosed in writing to the Purchasers, the Company has filed all reports required to be filed by it with any government agency on a timely basis or has received a valid extension of such time of filing. The Company has furnished to the Purchasers its financial information as requested by the Purchasers (the “Financial Statements”). The Financial Statements of the Company are consistent with the books, records and accounts of the Company, which books, records and accounts are accurate and complete in all material respects, and the Financial Statements comply in all material respects with applicable accounting requirements and rules. Such Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such Financial Statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, subject to normal year-end adjustments.

(i)Material Changes. Since the date of the Financial Statements except as disclosed in writing to the Purchaser: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its members or purchased, redeemed or made any agreements to purchase or redeem any Shares; and (v) there has not been any damage, destruction or loss adversely affecting the Company or its business, nor any labor trouble, nor any change in the Company’s financial condition, assets, liabilities, or business which has been materially adverse.

(j)Litigation. Except as disclosed in the Form 10-K filing for the period ended 12-31-16, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) or, to the knowledge of the Company, threatened against or affecting the Company, or any of its properties (collectively, an “Action”).

(k)Compliance. The Company is not: (i) in default under or in violation of nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement for borrowing to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), or (ii) in violation of any order of any court, arbitrator or governmental body.  The Company is not: (i) in default under or in violation of, nor has the Company received notice of a claim that it is in default under or that it is in violation of, any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), or (ii) in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.  The operations of the Company are in compliance with all applicable Legal Requirements (as defined herein), except as could not reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, “Legal Requirements” shall mean any federal, state, local or foreign statute, ordinance, code, rule or regulation, or any governmental order, or any license, franchise, consent, approval, permit or similar right granted under any of the foregoing, including those relating to taxation, employment, pollution or protection of the environment, or the manufacture, handling, transport, use, treatment, storage or disposal of hazardous substances.

(l)Labor Relations. No labor or employment dispute or problems exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.  The Company is in compliance in all material respects with all federal and state laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and there are no written claims, notices, or communications received from federal or state officials in respect to violations of any such laws which are unremedied.

(m)Regulatory Permits. The Company possesses and validly holds, in full force and effect, all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of any actual or possible violation of or failure to comply with any term or requirement of any Material Permit, or any actual or possible revocation, withdrawal, suspension, cancellation, termination or modification of any Material Permit, or any.

(n)Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them that is material to the business of the Company free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held under valid, subsisting and enforceable leases and neither the Company, nor any other party thereto, is in default under any such lease.  The tangible assets used by the Company in the operation of its business are in good working condition, ordinary wear and tear excepted, and are adequate for the conduct of the Company’s business as currently conducted, and the Company has good, clear and marketable title to, or a valid leasehold interest in, all of such assets.

(o)Patents and Trademarks. The Company has the rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar intellectual property rights necessary or material for use in connection with its business (collectively, the “Intellectual Property Rights”).

(p)Insurance. The Company has sufficient insurance coverage to fully protect and reimburse it for, from and against all loss or damage arising from fire, theft or other casualties, liability for injury to or death of any person, professional liability claims, and for damage to any property, workers’ compensation, and in general such other insurance as may be usual or customary for companies similarly situated with the Company in the businesses in which the Company is engaged. To the Company’s knowledge, such insurance contracts and policies are accurate and complete. The Company does not have any reason to believe it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.  The Company has not received any notice or other communication regarding any actual or possible (i) cancellation or invalidation of any insurance policy; (ii) refusal of any coverage or rejection of any claim under any insurance policy; or (iii) material adverse adjustment in the amount of the premiums payable with respect to any insurance policy.

(q)Tax Status. Except as disclosed in writing to the Purchasers, The Company has accurately prepared in compliance with all Legal Requirements and has made or filed on or before the applicable due date (including any extensions of such due date) all federal, state, local and foreign income tax and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are shown or determined to be due on such returns, reports and declarations or are otherwise actually due, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns is presently being audited by any taxing authority and no audit, investigation or proceeding is pending, or, to the Company’s knowledge, has been threatened against the Company in respect of any taxes.

(r)Disclosure.  No representations or warranties made by the Company in this Agreement or any other Transaction Document, or in any written statement or certificate furnished or to be furnished by the Company pursuant to this Agreement or the Transaction Documents, contains or shall contain any untrue statement of material fact or omits or fails to state a material fact, which omission or failure makes such Agreement, Transaction Document, statement or certificate materially misleading or untrue as of the date thereof in light of the circumstances in which they were made.

(s)Certain Fees. Company has engaged or retained a broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person and has agreed to pay them commissions or other fees as described in Exhibit C with respect to the transactions contemplated by this Agreement.

3.2Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

(a)Organization; Authority. If the Purchaser is not an individual, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. If the Purchaser is not an individual, the loan by such Purchaser of the Loan Amount evidenced by the Notes hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser if the Purchaser is not an individual, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time or limit such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and currently anticipates that on each date on which it exercises any Conversion rights it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. If the Purchaser is not an individual, such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act. Each Purchaser has delivered to the Company a complete and accurate Purchaser Questionnaire, the form of which is attached hereto as Exhibit B.

(d)Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e)General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f)Disclosure. Such Purchaser has read and reviewed the Executive Summary attached hereto as Exhibit C. Each Purchaser has had the opportunity to ask questions of Company representatives regarding the contents of such materials.

(g)Tax Advice. The Purchaser has relied on its own analysis and the advice of its tax or legal advisors. The Purchaser acknowledges that neither the Company nor the Company Counsel has provided nor intends to provide any advice regarding the tax consequences of the execution and delivery of the Transaction Documents.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1Right to Participate in Future Equity Financings. Following Initial Offering for a period of sixty days, Purchasers shall have the option purchase Additional Notes while the Notes are outstanding, upon the same terms and conditions described in the Transaction Documents.

4.2Transfer Restrictions.

(a)The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or in a non-sale transaction to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)Each Purchaser, severally and not jointly with the other Purchasers, agrees to the imprinting, so long as is required by this Section 4.2(b), of the following legend on any certificate evidencing Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(c)The common shares underlying the conversion of the notes and the warrants will have “Piggyback” Registration Rights which will require the Company to register the shares in the next registration statement it files.

4.3Conversion Procedures. The terms of the Notes set forth the totality of the procedures required of the Purchasers in order to convert the Notes. No additional legal opinion or other information or instructions shall be required of the Purchasers to convert their Notes. The Company shall honor conversions of the Notes and the Warrants and shall deliver Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.4Certain Company Actions Requiring Purchaser Consent. The Company, while the Notes are outstanding, shall not (i) increase number of authorized shares of stock; preferred stock or debt or equity; or pay any dividends on common Stock; (v) sell all or substantially all of its assets or acquire or merge with another business (except where the Issuer is the survivor); (ii) liquidate or dissolve the Company or commit any act of insolvency or bankruptcy; (iii) amend the Articles or Bylaws of the Company (vi) redeem any shares; or issue any additional shares at a price less than $.10 per share; or (v) take any action that would involve an obligation of $25,000 or more, individually or in a series of related transaction, in each case without first obtaining the prior written consent of the Purchasers (other than trade payables and other accounts payable and purchase money obligations incurred in the ordinary course of business, except as set forth in this Agreement).

4.5Use of Proceeds. The Company shall use the net proceeds from the issuance of the Notes hereunder as set forth in Exhibit D.

4.6Confidentiality. Each Purchaser agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose other than to monitor his, her or its investment in the Company any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement or otherwise (“Confidential Information”), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this Section 4.6 by such Purchaser); provided, however, that a Purchaser may disclose Confidential Information (i) to his, her or its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring his, her or its investment in the Company, or (ii) as may otherwise be required by law, provided that the Purchaser takes reasonable steps to minimize the extent of any such required disclosure.

4.7Financial Statements.  The Company will deliver copies of its regularly prepared financial statements to the Purchasers promptly after they become available. At a minimum, the Company will deliver its regularly prepared annual financial statements to the Purchasers within 90 days following the end of each fiscal year.

ARTICLE V

MISCELLANEOUS

5.1Fees and Expenses. The parties shall be responsible for their own legal and other expenses, if any, in connection with this transaction.

5.2Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail at the facsimile number or the electronic mail address specified on the signature page attached hereto prior to 6:00 p.m. PST time on a Trading Day and, with respect to a notice delivered via facsimile, an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail at the facsimile number or electronic mail address specified in this Section on a day that is not a Trading Day or later than 6:00 p.m. PST on any Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.4Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Purchasers holding, together, at least 70% of the Shares on an as-converted basis (assuming for such purpose the conversion of all outstanding Notes into Shares). No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.5Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.6Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns provided however, that the Company may not assign this Agreement or any of the Transaction Documents without the prior written consent of the Purchaser.

5.7No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.8Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.9Survival. The representations and warranties contained herein shall survive for a period of two years following the Closing.

5.10Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) such document with the same force and effect as if such facsimile signature page were an original thereof.

5.11Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.12Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

5.13Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Note and Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PARALLAX HEALTH SCIENCES, INC.

By:________________________________

Name:Paul R. Arena

Title:CEO

Address for Notice:

PARALLAX HEALTH SCIENCES, INC.

1327 Ocean Avenue, Suite B

Santa Monica, CA 90401

PURCHASER SIGNATURE PAGES

TO NOTE AND PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Note and Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity or Individual:___________________________________________________________________

Signature of Authorized Signatory of Investing Entity or Individual:____________________________________________

Name of Authorized Signatory if not an Individual:__________________________________________________________

Title of Authorized Signatory if not an Individual:___________________________________________________________

Email Address of Authorized Entity or Individual: __________________________________________________________

Address for Notice of Investing Entity or Individual: ________________________________________________________

________________________________________________________

EIN or SSN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

PURCHASER SIGNATURE PAGES

TO NOTE AND PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Note and Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investing Entity or Individual:___________________________________________________________________

Signature of Authorized Signatory of Investing Entity or Individual:____________________________________________

Name of Authorized Signatory if not an Individual:__________________________________________________________

Title of Authorized Signatory if not an Individual:___________________________________________________________

Email Address of Authorized Entity or Individual: __________________________________________________________

Address for Delivery of Securities for Investing Entity: _______________________________________________________

or Individual (if not same as above).

_______________________________________________________

Loan Amount: $_______________

EIN or SSN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

EXHIBIT A -1

FORM OF SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

EXHIBIT A -2

FORM OF SECURITY AGREEMENT

EXHIBIT A -3

FORM OF WARRANT AGREEMENT

EXHIBIT A -4

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT B

FORM OF PURCHASER QUESTIONNAIRE